INCOME TAX - Schedule of components of current and deferred income tax expense (income) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019
Current tax
Current tax on profit for the year	$ (97)	$ (2,705)		$ (4,835)
Adjustments for current tax of prior periods	96	1,497		271
Total current tax expense	(1)	(1,208)		(4,564)
Deferred income tax
Deferred tax on profit for the year	(8,196)	(8,609)		(7,601)
Adjustments for deferred tax of prior periods	1,115	3,469		418
Total deferred tax expense	(7,081)	(5,140)		(7,183)
Tax expense (income)	$ (7,082)	$ (6,348)	[1]	$ (11,747)	[1]

[1]	The Company has adopted a change in its presentation currency from EUR to USD at January 1, 2021, as described in note 2.4. Accordingly, the December 31, 2020 and December 31, 2019 comparative consolidated statements of income and related notes have been re-presented retrospectively based on the accounting policies as outlined in note 2.4.